Exhibit 10.4

SIXTH AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

This Sixth Amended and Restated Registration Rights Agreement (the “Agreement”) is made as of March 3,2004, by and among Acorda Therapeutics, Inc., a Delaware corporation (the “Company”), and each of the persons and entities that are parties to the “Prior Agreement” (as hereafter defined), each of the “Purchasers” under the Series K Agreement that becomes a party hereto and each other person or entity that becomes a party hereto pursuant to the terms hereof (all such persons and entities are referred to herein as “Purchasers” and their names and addresses are set forth on the Schedule of Purchasers attached hereto as it may be amended from time to time).

Recitals

A.                                   In connection with the issuance and sale of shares of its Preferred Stock, the Company has granted, and anticipates that it will continue to grant, registration and other rights to the purchasers of its Preferred Stock or other securities or obligations entitling the holder to acquire directly or indirectly Preferred Stock of the Company on a pari passu basis.

B.                                     The Company desires to amend and restate the Fifth Amended and Restated Registration Rights Agreement dated as of May 8,2003, between the Company and the “Purchasers” identified therein (the “Prior Agreement”) to effect certain changes to the rights and obligations of the parties herein in connection with the completion of an equity financing involving the sale of the Company’s Series K Preferred Stock pursuant to a Series K Preferred Stock Purchase Agreement dated as of the date hereof among the Company and the “Purchasers” identified therein (the “Series K Agreement”).

NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

1.                                       Certain Definitions.  As used in this Agreement, the following terms will have the following respective meanings:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Affiliate” of a Holder, as used in Section 2(a) and Section 13, includes, but is not limited to (a) a general or limited partner of a Holder, (b) a member of a Holder, (c) an officer, director or manager of a Holder, (d) an equity owner of a Holder, (e) if the Holder is a trust, a successor trust or the beneficiaries of the trust, (f) a company controlling, controlled by or under common control with the Holder, (g) a spouse, child, stepchild, parent, stepparent or sibling of a Holder, by way of gift, (h) a revocable trust for the benefit of the Holder or his immediate family via an inter vivos transfer and assignment.

“Commission” means the United States Securities and Exchange Commission or any other federal agency at the time administering the Act or the Exchange Act or the Exchange Act.

“Conversion Stock” means the shares of the Company’s Common Stock issuable or issued upon conversion or exercise of Preferred Stock.

“Convertible Securities” means securities or obligations of the Company entitling the holder to acquire directly or indirectly Preferred Stock pursuant to a stock purchase, warrant, convertible note or related-agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means the Purchasers holding Registrable Securities or securities convertible, exercisable or exchangeable into Registrable Securities and any person holding such securities to whom the rights under this Agreement have been transferred in accordance with Section 13 hereof.

“Initiating Holders” means any Holder or Holders who in the aggregate hold at least 60% of the Registrable Securities at the time of the relevant event if an initial public offering of Company securities registered under the Act has not taken place or 30% of the Registrable Securities at any other time.

“Notes” means any promissory notes issued by the Company that are convertible into or exchangeable for any series of the Preferred Stock or other equity securities of the Company.

“Preferred Stock” means, collectively, issued and outstanding shares of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E-1 Preferred Stock, Series E-2 Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock, Series K Preferred Stock and Convertible Securities.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means (i) the Conversion Stock, (ii) any Common Stock of the Company issued or issuable with respect to the Conversion Stock upon any stock split, stock dividend, recapitalization, or similar event and (iii) any Common Stock delivered to the Holder as full or partial payment in respect of the Notes which are “restricted securities” within the meaning of Rule 144; provided, however, that shares of Common Stock or other securities shall no longer be treated as Registrable Securities after they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, whether in a registered offering, pursuant to Rule 144, or otherwise, if in connection with the sale the restrictive legends required pursuant to Section 2(a) have been removed; and provided, further, that if all Company securities of a Purchaser that would be Registrable Securities but for this provision can be sold without any volume or time restrictions under Rule 144(k) and if the Company removes the restrictive legends required by Section 2(a), then those Company securities shall no longer be Registrable Securities.

“Registration Expenses” means all expenses incurred by the Company in complying with Sections 5, 6, and 7 hereof, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees and disbursements of counsel for the Company, blue sky fees and expenses, all accounting fees, including the expense of any special audits incident to or required by such registration, and the reasonable fees and expenses of one counsel for the selling Holders not to exceed $15,000 (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company). Registration Expenses will not include expenses of the holders of Registrable Securities to the extent limited or precluded by applicable blue sky laws. Registration Expenses will not include selling commissions, underwriting discounts, other compensation paid to underwriters or other agents or brokers to effect the sale, stock transfer taxes, or special counsel of any Holder or Holders except as provided in the first sentence of this paragraph.

“Restricted Securities” means the securities of the Company required to bear the legend set forth in Section 2 hereof.

“Warrants” means any warrants granted by the Company for the purchase of any series of the Preferred Stock.

2.                                       Restrictive Legend.  Each certificate representing (i) the Preferred Stock, (ii) the Warrants, (ii) the Conversion Stock, (iv) the Notes, and (v) any other securities issued in respect of the Preferred Stock, the Warrants, or the Conversion Stock or the Notes upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable securities laws of any state or foreign jurisdiction), as and if appropriate.

(a)                                  “THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR, IF REASONABLY REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b)                                 “THESE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

(c)                                  Each Holder consents to the Company’s making a notation on its records and giving instructions to any transfer agent of the Restricted Securities, in order to implement the restrictions on transfer established in this Agreement.

3.                                       Notice of Proposed Transfers.

(a)                                  Each Holder by acceptance of Restricted Securities agrees to comply in all respects with the provisions of this Section 3; provided, however, that the restrictions on transfer as set forth herein shall be subject to any superseding agreement that may exist between the Holder and the Company. Prior to any proposed sale, assignment, transfer, or pledge of any Restricted Securities, unless either (i) there is in effect a registration statement under the Act covering the proposed transfer, or (ii) within a reasonable time after sale, assignment, transfer or pledge if made to an Affiliate of a Holder, the Holder thereof gives notice to the Company of such Holder’s intention to effect such transfer, sale, assignment, or pledge (the “Transfer Notice”). The Transfer Notice shall describe the manner and circumstances of the proposed transfer, sale, assignment, or pledge in sufficient detail, including (i) the number or amount of the Restricted Securities to be sold or transferred, (ii) the price for which the Holder proposes to sell, transfer, or assign the Restricted Securities, and (iii) the name of the proposed purchaser or transferee. Except for a transfer of Restricted Securities by a Holder to one of its Affiliates, each such notice shall also be accompanied, if requested by the Company and at such Holder’s expense, by a written opinion of legal counsel reasonably satisfactory to the Company, which opinion shall be addressed to the Company to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Act. The Company agrees that it will not require such opinions of counsel to the Holder for transfers made pursuant to Rule 144, except in unusual circumstances,

(b)                                 Each certificate evidencing the Restricted Securities transferred as provided above (except sales pursuant to a registration statement under the Act) will bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legends set forth in Section 2 above, except that such certificate shall not bear the restrictive legend set forth in Section 2(a) if in the opinion of counsel of such Holder and counsel for the Company such legend is not required in order to establish compliance with any provision of the Act.

4.                                       Removal of Restrictions on Transfer Securities.  Any legend referred to in Section 2(a) hereof stamped or imprinted on a certificate evidencing the Restricted Securities, and the stock transfer instructions and record notations with respect to such Restricted Securities will be removed and the Company will issue a certificate without such legend to the Holder of such Restricted Securities if (i) such Restricted Securities are registered under the Act or (ii) such Holder provides the Company with (a) an opinion of counsel (which may be counsel for the Company), reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Restricted Securities may be made without registration under the Act or (b) assurances, which may, at the Company’s reasonable discretion, include an opinion of counsel reasonably satisfactory to the Company, that such Restricted Securities can be sold pursuant to an exemption from registration under Section (k) of Rule 144 under the Act.

5.                                       Requested Registration.

(a)                                  Request for Registration. In the event the Company shall receive from Initiating Holders a request that the Company effect any registration, qualification, or compliance under the Act with respect to all or any portion of the Registrable Securities the Company will:

(i)                                     within twenty days of the Company’s receipt of such notice, give written notice of the proposed registration, qualification, or compliance to all other Holders; and

(ii)                                  as soon as practicable, use its best efforts to effect such registration, qualification, or compliance (including without limitation, filing post effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable registrations issued under the Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or such Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification, or compliance pursuant to this Section 5:

(1)                                  in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act; or

(2)                                  if the anticipated aggregate offering price of the Registrable Securities proposed to be registered could not be reasonably determined by the Initiating Holders at the time of their request for registration to be at least $5 million; or

(3)                                  prior to the earlier of (i) [March 1,2005] or (ii) the date six months immediately following the effective date of any registration statement pertaining to the initial public offering of securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan); or

(4)                                  after the Company has effected three such registrations pursuant to this Section 5(a), and such registrations have been declared or ordered effective; or

(5)                                  at any time during which the Company is qualified to use Form S-3 for registration of the Registrable Securities, provided the Company treats the Initiating Holders’ request as a request for registration pursuant to Section 7 and promptly proceeds to effect such registration; or

(6)                                  if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, whereby the Company’s obligations to use its best efforts to register, qualify or comply under this Section 5(a) shall be deferred for a period of up to 120 days; provided, however, that the Company shall not exercise such right more than once in a twelve month period.

Subject to the foregoing clauses (1) through (6), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as reasonably practicable after receipt of the request or requests of the Initiating Holders.

(b)                                 Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to Section 5, and the Company shall include such information in the written notice referred to in Section 5(a)(i) above. The right of any Holder to registration pursuant to Section 5 shall be conditioned upon such Holder’s participation in the underwriting arrangements described by this Section 5(b), and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent requested shall be limited to the extent provided herein. A Holder may elect to include in such underwriting all or any portion of the Registrable Securities he, she or it holds.

The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with a managing underwriter of recognized national standing selected for such underwriting by the Company and reasonably acceptable to a majority of the Holders proposing to distribute their securities through such underwriting. Notwithstanding any other provision of this Section 5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company will so advise all Holders of Registrable Securities, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company will offer to all other Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 5(b).

If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account if the underwriter so agrees and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

6.                                       Company Registration.

(a)                                  Notice of Registration.  If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of any holder of its securities, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Commission Rule 145 transaction, (iii) a registration pursuant to Section 5 hereof, or (iv) a registration pursuant to Section 7 hereof, the Company will:

(i)                                     Promptly give to each Holder written notice thereof; and

(ii)                                  include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder. Such written request may seek the registration of all or any portion of a Holder’s Registrable Securities.

(b)                                 Underwriting.  If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice pursuant to Section 6(a)(i).  In such event, the right of any Holder to registration pursuant to this Section 6 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may (subject to the limitation set forth below) limit or exclude from such underwriting the Registrable Securities and other securities of the Holders to be distributed. If the Company is so advised by the managing underwriter, then all securities other than Registrable Securities and the securities proposed to be registered by the Company shall first be excluded from the registration. If additional securities must be eliminated as a consequence of the managing underwriter’s determination, then the Company shall so advise all Holders distributing their Registrable Securities through such underwriting of such limitation or exclusion and, if applicable, the number of shares of Registrable Securities that the managing underwriter determines may be included in the registration and underwriting shall be allocated among all Holders of Registrable Securities in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders. Notwithstanding the foregoing, in no event shall the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities, in which case the selling Holders may be excluded entirely if the underwriters make the determination described above and no other stockholder’s securities are included in such initial public offering. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares.

If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. If by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company will offer to all other Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 6(b).

(c)                                  Right to Terminate Registration.  The Company shall have the right to terminate or withdraw any registration by it under this Section 6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

7.                                       Registration on Form S-3.

(a)                                  Subject to the remainder of this Section 7, and unless Rule 144 is available for effecting a proposed transfer of all of the Registrable Securities of a Holder and such transfer would result in the removal of the restrictive legend required by Section 2(a) hereof, in the event that (i) the Company receives from any Holder or Holders a written request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3), or any similar short form registration statement (collectively, “Form S-3”), for a public offering of Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $2 million and (ii) the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company will promptly give written notice of the proposed registration to all other Holders. As soon as reasonably practicable thereafter, the Company will use its diligent best efforts to cause all Registrable Securities to be registered as may be so requested for the offering on such form and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within (20) days after receipt of such written notice from the Company. The provisions of Section 5(b) shall be applicable to each registration initiated under this Section 7.

(b)                                 Notwithstanding the foregoing, the Company will not be obligated to take any action pursuant to this Section 7(a): (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effectuating such registration, qualification, or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act; (ii) if the Company has previously effected two registrations pursuant to Section 7(a) whose effective dates were within the twelve month period whose last day is the date the Company receives the request; and (iii) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future or for any disclosure to be made that, in the opinion of the Board of Directors, duly advised by counsel, is required to be made in connection with the sale of Registrable Securities pursuant to such registration, whereby the Company’s obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 120 days from the receipt of the request to file such registration by such Holder; provided however, that the Company shall not exercise such right more than once in any twelve month period.

8.                                       Expenses of Registration.  All Registration Expenses incurred in connection with the registrations pursuant to Sections 5, 6 and 7 shall be borne by the Company.

9.                                       Registration Procedures.  Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company will:

(a)                                  Prepare and promptly file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective for the greater of (i) one hundred twenty (120) days or (ii) until the distribution described in the registration statement has been completed;

(b)                                 Prepare and file with the Commission such amendments and supplements to such registration statements and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

(c)                                  At least two business days before filing a registration statement or prospectus including Registrable Securities and at least two business days before filing any amendments or supplements thereto, furnish to the counsel of the Holders copies of all documents proposed to be filed for that counsel’s review and approval, which approval shall not be unreasonably withheld or delayed;

(d)                                 Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders and underwriters may reasonably request in order to facilitate the public offering of such securities;

(e)                                  Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for the sale in connection with a registration pursuant to this Agreement, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities;

(f)                                    In the event of any underwritten public offering, enter into and perform its obligations under an underwriting and other agreements, in usual and customary form, with the managing underwriter of such offering and take all other actions in connection with those agreements reasonably necessary to effect the offer and sale of the Registrable Securities. Each Holder participating in such underwriting shall also enter into and perform its obligations under such underwriting agreement;

(g)                                 Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, or any document included therein by reference includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and prepare a supplement or amendment to the prospectus or any such document incorporated therein by reference so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(h)                                 Cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any required filings with the National Association of Securities Dealers, Inc.;

(i)                                     Cause such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or each inter dealer quotation system on which similar securities issued by the Company are then listed or quoted;

(j)                                     Provide an institutional transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(k)                                  Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(l)                                     Subject to reasonable confidentiality agreements, make available for inspection during business hours on reasonable advance notice by any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent of such underwriter (collectively, the “Inspectors”), financial records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction.  Each Holder selling Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give written notice to the Company, and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records it deemed confidential. Each Holder of such Registrable Securities further agrees that information obtained by it as a result of such inspections which is deemed confidential by the Company shall not be used by it, and it shall cause each of its Inspectors not to use such confidential information as the basis for any market transactions in securities of the Company or for any purpose other than any due diligence review with respect to decisions regarding such Holder’s investment in the Registrable Shares, unless and until such information is made generally available to the public; and

(m)                               Notify the Holders and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (i) when the registration statement, the prospectus or any prospectus supplement or post effective amendment, has been filed, and, with respect to the registration statement or any post effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending or threatening to suspend the effectiveness of a registration statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose and the Company shall promptly use its best efforts to prevent the issuance of any stop order or to obtain a withdrawal of such stop order should the order be issued and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a registration statement of any of the Registrable Securities for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.

10.                                 Indemnification.  In the event any Registrable Securities are included in a registration statement filed pursuant to this Agreement.

(a)                                  To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors, and partners, and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Act, against all expenses, claims, losses, damages, or liabilities (whether joint or several and including actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular, or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein,  in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any federal or state securities law or regulation applicable to the Company in connection with any such registration, qualification, or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners, each person controlling such Holder, each such underwriter and each person who controls such underwriter, for any legal and any other expenses reasonably incurred in connection with the investigating, preparing, or defending any such claim, loss, damage, liability, or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based solely on any untrue statement or omission or alleged untrue statement or omission, made solely in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person, or underwriter and stated to be specifically for use therein; and provided further, that the Company will not be liable to any underwriter or any person who controls such underwriter for any claim, loss, damage, liability or expense that arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission made in a preliminary prospectus on file with the Securities and Exchange Commission at the time the Registration Statement becomes effective or in the amended prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) (the “Final Prospectus”) if a copy of the Final Prospectus was not furnished to the person asserting the claim, loss, damage, liability or expense at or prior to the time such action is required by the Act.

(b)                                 To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, and each other Company stockholder whose securities are included in the securities as to which such registration, qualification or compliance is being effected (“Other Stockholder”) indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Act, and each other such Holder and Other Stockholder, each of its officers, directors, and partners and each person controlling such Holder and Other Stockholder within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (whether joint or several and including actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Holders, such Other Stockholders, such directors, officers, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and conformity with written information furnished to the Company by an instrument duly executed by such Holder or such Other Stockholder and stated to be specifically for use therein; provided, however, that the indemnity agreement contained in this subsection 10(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder or the Other Stockholder, which consent shall not be unreasonably withheld; and provided further, that, in no event shall any indemnity under this subsection 10(b) exceed the net proceeds (after deducting any discounts or commissions received by any underwriter in connection with such registration) from the offering received by such Holder or such Other Stockholder; and provided further, that any such Holder or such Other

Stockholder will not be liable to any underwriter or any person who controls such underwriter for any claim, loss, damage, liability or expense that arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission made in the Final Prospectus if a copy of the Final Prospectus was not furnished to the person asserting the claim, loss, damage, liability or expense at or prior to the time such action is required by the Act.

(c)                                  Each party entitled to indemnification under this Section 10 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement except to the extent, but only to the extent, that the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses but shall bear the expense of such defense nevertheless. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d)                                 If the indemnification provided for in this Section 10 is unavailable to or unenforceable by the Indemnified Party in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments in such proportions as is appropriate to reflect the relative fault of the Indemnified Party in connection with the actions or inactions which resulted in such losses, claims, damages, liabilities and judgments, as well as any other relevant equitable considerations (including the relative fault and indemnification or contribution obligations of other relevant parties). The relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Indemnified Persons agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In no event shall any Holder or Other Stockholder be liable for contribution pursuant to this Section 10(d) to the extent the aggregate payments made by such Holder or Other Stockholder pursuant to Section 10(b) and this Section 10(d) exceed the net proceeds (after deducting any discounts or commissions received by an underwriter in connection with such registration) from the offering received by such Holder or Other Stockholder.

(e)                                  The obligations of the Company and the Holders under this Section 10 shall survive the completion of any offering of Registrable Securities in a registration statement pursuant to this Agreement.

11.                                 Information by Holder.  The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them, and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Agreement.

12.                                 Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

(a)                                  Make and keep public information available, as those terms are understood and defined Rule 144 under the Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Act or the Exchange Act.

(b)                                 File with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

(c)                                  So long as a Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

13.                                 Transfer of Registration Rights.  The rights to cause the Company to register securities granted to Holders under Sections 5, 6, and 7 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder of not less than 100,000 shares of Registrable Securities (subject to the limitations of Section 3), or to any transferee or assignee who is an affiliate or a constituent partner of a Holder or the estate of such constituent partner, provided that such transfer may otherwise be effected in accordance with applicable securities laws, and notice of such transfer is provided promptly to the Company.

14.                                 Market Standoff Agreement.  Each Holder agrees in connection with the Company’s initial public offering of securities, upon request of the Company or the underwriters managing such offering of the Company’s securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those Registrable Securities included in the registration and other than transactions with affiliates of the Holder who shall agree to be similarly bound) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed, in any event, one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters; provided, however, that the Holders shall have no such obligation under this paragraph 14 unless the officers and directors and all holders of at least one percent (1%) of the Company’s issued and outstanding capital stock shall also agree to such restrictions.

15.                                 Limitations on Registration of Resales of Securities.  From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder either (i) the right to require the Company to initiate any registration of any securities of the Company or (ii) the right to have its securities included in a registration by the Company, the Holders pursuant to this Agreement or any other person or entity if such right would permit the securities held by such holder or perspective holder to be registered before all Registrable Securities that have been requested to be included are included. The Company’s obligations set forth in the preceding sentence shall be for a period of four years (plus the aggregate number of days that the Company has delayed any registrations pursuant to its rights under Section 5(a)(6)) following the effective date of the initial public offering of the Company’s Common Stock registered under the Securities Act. This Section 15 shall not limit the right of the Company to enter into any agreements with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company, upon any registration of any of its securities (except on initial public offering), to include, among the securities which the Company is then registering, securities owned by such holder so long as they are subject to all cutback and priority limitations of this Agreement.

16.                                 Notices, etc.  All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five (5) days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to a Holder of any Registrable Securities, to its address set forth on the Schedule of Purchasers attached hereto or such address as such holder shall have furnished the Company in writing, or (b) if to the Company, to:

Acorda Therapeutics, Inc.

15 Skyline Drive

Hawthorne, NY 10532

Attn: Chief Financial Officer

or at such other address as the Company shall have furnished to the Holders in writing.

17.                                 Amendment.  Any provision of this Agreement may be amended, waived or modified upon the written consent of (i) the Company and (ii) holders of sixty percent or more of the outstanding shares of Registrable Securities. Any Holder may waive any of its rights or the Company’s obligations hereunder without obtaining the consent of any other person.

18.                                 Suppression of Earlier Agreement.  This Agreement shall supersede in its entirety the Prior Agreement. This agreement shall be effective simultaneous with the closing of the initial sale of Series K Preferred Stock by the Company, provided at such time Holders that hold sufficient shares of Preferred Stock and shares of one or more series of Preferred Stock sufficient to amend the Prior Agreement shall have executed and delivered a signed counterpart of this Agreement.

19.                                 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

20.                                 Governing Law.  This Agreement shall be governed by the laws of the State of Delaware.

21.                                 Regulated Financial Institutions Compliance Obligations.  Nothing in this agreement shall diminish the continuing obligations of any financial institution to comply with applicable requirements of law that it maintain responsibility for the disposition of, and control over its admitted assets, investments and property, including (without limiting the generality of the foregoing) the provisions of Section 1l4l(b) of the New York Insurance Law, as amended, and as hereinafter from time to time in effect.

22.                                 Listing.  If the Common Stock is listed for trading on any national securities exchange, that listing shall include all Registrable Securities of the Holders (to the extent permitted by the rules of the exchange).

23.                                 Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, that provision will be ineffective only to the extent of the prohibition or invalidity, without invalidating the remainder of this Agreement.

24.                                 Specific Performance.  Each of the parties agrees that damages for a breach of or default under this Agreement would be inadequate and that in addition to all other remedies available at law or in equity the parties and their successors and assigns shall be entitled to specific performance on injunctive relief, or both, in the event of a breach or threatened breach of this Agreement.

25.                                 Validity of Provisions.  Should any part of this Agreement for any reason be declared by any court of competent jurisdiction to be invalid, that decision shall not affect the validity of the remaining portion, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated, it being the intent of the parties that they would have executed the remaining portion of the Agreement without including any part or portion that may for any reason be declared invalid.

26.                                 Waiver of Breach.  Neither any waiver of any breach of, nor any failure to enforce any term or condition of, this Agreement shall operate as a waiver of any other breach of any term or condition, nor constitute nor be deemed a waiver or release of any other rights, in law or at equity, or claims that any party may have against any other party for anything arising out of, connected with, or based upon this Agreement. No waiver shall be enforceable against any party hereto unless set forth in a written instrument or agreement signed by that party. No waiver shall be deemed to occur as a result of the failure of any party to enforce any term or condition of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Sixth Amended and Restated Registration Rights Agreement as of the date first set forth above.

“Company”

Acorda Therapeutics, Inc.
a Delaware corporation

By:	/s/ Ron Cohen
Ron Cohen, M.D., President and CEO

“Holders”

(Print Name of Holder)

(Signatory)

(Print Name of Signatory)

(Title of Signatory)

IN WITNESS WHEREOF, the undersigned have executed this Sixth Amended and Restated Registration Rights Agreement as of the date first set forth above.

“Company”

Acorda Therapeutics, Inc.
a Delaware corporation

By:	/s/ Ron Cohen
Ron Cohen, M.D., President and CEO

“Holders”

EASTON HUNT CAPITAL PARTNERS, L.P.
(Print Name of Holder)

/s/ Richard P. Schneider
(Signatory)

RICHARD P. SCHNEIDER
(Print Name of Signatory)

VICE PRESIDENT & SECRETARY, EHC, INC, the General Partner of EHC GP, LP, General Partner
(Title of Signatory)

IN WITNESS WHEREOF, the undersigned have executed this Sixth Amended and Restated Registration Rights Agreement as of the date first set forth above.

“Company”

Acorda Therapeutics, Inc.
a Delaware corporation

By:
Ron Cohen, M.D., President and CEO

“Holders”

EASTON HUNT NEW YORK, LP
(Print Name of Holder)

/s/ Richard P. Schneider
(Signatory)

RICHARD P. SCHNEIDER
(Print Name of Signatory)

VICE PRESIDENT EHCNY, Inc, the Managing Member of EHNY, LLC, General Partner
(Title of Signatory)

out of, connected with, or based upon this Agreement. No waiver shall be enforceable against any party hereto unless set forth in a written instrument or agreement signed by that party. No waiver shall be deemed to occur as a result of the failure of any party to enforce any term or condition of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Sixth Amended and Restated Registration Rights Agreement as of the date first set forth above.

“Company”

Acorda Therapeutics, Inc.
a Delaware corporation

By:
Ron Cohen, M.D., President and CEO

“Holders”

Cross Atlantic Partners IV
(Print Name of Holder)

/s/ Sandra Panem
(Signatory)

Sandra Panem
(Print Name of Signatory)

Partner
(Title of Signatory)

out of, connected with, or based upon this Agreement. No waiver shall be enforceable against any party hereto unless set forth in a written instrument or agreement signed by that party. No waiver shall be deemed to occur as a result of the failure of any party to enforce any term or condition of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Sixth Amended and Restated Registration Rights Agreement as of the date first set forth above.

“Company”

Acorda Therapeutics, Inc.
a Delaware corporation

By:
Ron Cohen, M.D., President and CEO

“Holders”

Cross Atlantic Partners for Nordea Bank Danmark A/S
(Print Name of Holder)

/s/ Sandra Panem
(Signatory)

Sandra Panem
(Print Name of Signatory)

Investment Officer
(Title of Signatory)

IN WITNESS WHEREOF, the undersigned have executed this Sixth Amended and Restated Registration Rights Agreement as of the date first set forth above.

“Company”

Acorda Therapeutics, Inc.
a Delaware corporation

By:
Ron Cohen, M.D., President and CEO

“Holders”

TVM V Life Science Ventures GmbH & Co. KG
(Print Name of Holder)

/s/ Gert Gaspritz /s/ Mark G. Cipriano
(Signatory)

Gert Gaspritz / Mark G. Cipriano
(Print Name of Signatory)

MANAGING LIMITED PARTNERS
(Title of Signatory)

IN WITNESS WHEREOF, the undersigned have executed this Sixth Amended and Restated Registration Rights Agreement as of the date first set forth above.

“Company”

Acorda Therapeutics, Inc.
a Delaware corporation

By:
Ron Cohen, M.D., President and CEO

“Holders”

Integra Ventures III, L.P., SBIC
By	IV Technologies, LLC General Partner
(Print Name of Holder)

/s/ Joseph K. Piper
(Signatory)

Joseph K. Piper
(Print Name of Signatory)

Managing Director
(Title of Signatory)

IN WITNESS WHEREOF, the undersigned have executed this Sixth Amended and Restated Registration Rights Agreement as of the date first set forth above.

“Company”

Acorda Therapeutics, Inc.
a Delaware corporation

By:
Ron Cohen, M.D., President and CEO

“Holders”

Jennison Health Sciences Fund, a series of the Jennison Sector Funds, Inc. (the “Fund”)
(Print Name of Holder)

/s/ David Chan
(Signatory)

Jennison Associates LLC (“Jennison”), as subadviser for the Fund, by David Chan
(Print Name of Signatory)

Executive Vice President of Jennison and portfolio Manager of the Fund
(Title of Signatory)

IN WITNESS WHEREOF, the undersigned have executed this Sixth Amended and Restated Registration Rights Agreement as of the date first set forth above.

“Company”

Acorda Therapeutics, Inc.
a Delaware corporation

By:
Ron Cohen, M.D., President and CEO

“Holders”

NIF Ventures Co., Ltd,
(Print Name of Holder)

/s/ Nobuo Suzuki
(Signatory)

Nobuo Suzuki
(Print Name of Signatory)

Executive Officer
(Title of Signatory)

IN WITNESS WHEREOF, the undersigned have executed this Sixth Amended and Restated Registration Rights Agreement as of the date first set forth above.

“Company”

Acorda Therapeutics, Inc.
a Delaware corporation

By:
Ron Cohen, M.D., President and CEO

“Holders”

Investment Enterprise Partnership “NIF 21-ONE(1)”
(Print Name of Holder)

/s/ Shinichiro Hakuta
(Signatory)

Shinichiro Hakuta
(Print Name of Signatory)

General Manager
(Title of Signatory)

IN WITNESS WHEREOF, the undersigned have executed this Sixth Amended and Restated Registration Rights Agreement as of the date first set forth above.

“Company”

Acorda Therapeutics, Inc.
a Delaware corporation

By:
Ron Cohen, M.D., President and CEO

“Holders”

Grand Cathay Venture Capital Co., Ltd.
(Print Name of Holder)

/s/ Edward Chang
(Signatory)

Edward Chang
(Print Name of Signatory)

President
(Title of Signatory)

IN WITNESS WHEREOF, the undersigned have executed this Sixth Amended and Restated Registration Rights Agreement as of the date first set forth above.

“Company”

Acorda Therapeutics, Inc.
a Delaware corporation

By:
Ron Cohen, M.D., President and CEO

“Holders”

Prudence Venture Investment Crop.
(Print Name of Holder)

/s/ Jessica Wu
(Signatory)

Jessica Wu
(Print Name of Signatory)

President
(Title of Signatory)

IN WITNESS WHEREOF, the undersigned have executed this Sixth Amended and Restated Registration Rights Agreement as of the date first set forth above.

“Company”

Acorda Therapeutics, Inc.
a Delaware corporation

By:
Ron Cohen, M.D., President and CEO

“Holders”

Pan-Pacific Venture Capital Co., Ltd.
(Print Name of Holder)

/s/ David Y. S. Chao
(Signatory)

David Y. S. Chao
(Print Name of Signatory)

President
(Title of Signatory)

SCHEDULE OF PURCHASERS

Dated as of March 2, 2004

Name and Address of Purchaser	Number of Purchased Shares	Purchase Price

Easton Hunt Capital Partners, L.P.
641 Lexington Avenue, 21st Floor
New York, NY 10022
Attn: John H. Friedman	100,000	$750,000.00

Easton Hunt New York, L.P.
641 Lexington Avenue, 21st Floor
New York, NY 10022
Attn: John H. Friedman	100,000	$750,000.00

Cross Atlantic Partners IV, K/S
c/o Cross Atlantic Partners, Inc.
55 Madison Avenue, 7th Floor
New York, NY 10022
Attn: John L. Cassis	55,574	416,805.00

Nordea Bank Danmark A/S
c/o Cross Atlantic Partners, Inc.
551 Madison Avenue, 7th Floor
New York, NY 10022	11,093	83,197.50

TVM V Life Science Ventures GmbH & Co. KG.
c/o TVM Techno Venture Management Gmbh & Co. KG
Maximillanstrasse 35
Entrance C
80539 Munich, Germany	66,666	$499,995.00

Integra Ventures III, L.P., SBIC
300 E. Pine
Seattle, WA 98122
Attn: Tim Black	133,333	$999,997.50

Jennison Health Sciences Fund
Jennison Sector Funds, Inc.
c/o Jennison Associates, LLC
466 Lexington Avenue, 18th Floor
New York, NY 10017
Attn: David Chan, CFA	533,333	$3,999,997.50

Name and Address of Purchaser	Number of Purchased Shares	Purchase Price

NIF Ventures Co, Ltd.
1-2-1, Kyobashi, Chuo-ku
Tokyo, 104-0031, Japan
Attn: Chika Yoshinaga, MD	53,333	$399,997.50

Investment Enterprise Partnership NIF 21-ONE (1)
c/o NIF Ventures Co, Ltd.
1-2-1, Kyobashi, Chuo-ku
Tokyo, 104-0031, Japan
Attn: Chika Yoshinaga, MD	213,333	$1,599,997.50

Grand Cathay Venture Capital Co., Ltd.
c/o CIDC Consultants, Inc.
Prudence Capital
Taipei, Taiwan
Attn: Ching-chih Lai	93,330	$699,980.50

Prudence Venture Investment
c/o CIDC Consultants, Inc.
Prudence Capital
Taipei, Taiwan
Attn: Ching-chih Lai	66,666	$499,995.00

Pan-Pacific Venture Capital Co., Ltd.
Uni-Pac Management Company
PVCC Fund I & II
6F, No. 21, Lane 120, Sec. 1 Neihu Rd.
Taipei, 144, Taiwan, R.O.C.
Attn: David Y.S. Chao	106,666	$799,995.00

TOTAL	1,533,327	$11,499,958.00